UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2007

Xeno Transplants Corporation
(Exact name of registrant as specified in its charter)

000-51698
(Commission File Number)

Nevada	98-0335119
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1066 West Hastings Street, Suite 2610, Vancouver, BC, Canada V6E 3X2
(Address of principal executive offices, including Zip Code)

(604) 684-4691
Registrant’s telephone number, including area code

Icon Development, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Effective August 9, 2007, following a resolution adopted by Xeno Transplants Corporation’s (the “Company”) board of directors, Jewett, Schwartz, Wolfe & Associates (“JSW&A”) was dismissed as the independent registered public accounting firm engaged to audit the Company’s financial statements.

      JSW&A performed the audit of the Company’s financial statements for the fiscal year ended June 30, 2006. During this period and the subsequent interim period prior to JSW&A’s dismissal, there were no disagreements with JSW&A on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to JSW&A’s satisfaction would have caused JSW&A to make reference to the subject matter of the disagreements in connection with JSW&A’s report.

      The audit reports of JSW&A on the Company’s financial statements for the fiscal year ended June 30, 2006 express substantial doubt about the Company’s ability to continue as a going concern. The audit reports of JSW&A contain no additional adverse opinion, or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

      The Company has provided JSW&A with a copy of the disclosures contained in this Item 4.01, and the Company has requested JSW&A to furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether it agrees with the statements made above by the Company. A copy of the letter from JSW&A addressed to the Commission dated as of August 9, 2007 is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective August 9, 2007, the Company engaged Davidson & Company, LLP (“Davidson”) as its new independent registered public accounting firm for the fiscal year ended June 30, 2007, and to audit the Company’s financial statements for the fiscal year ending June 30, 2008. The Company did not consult with Davidson on any matters set forth in Item 304(a)(2) of Regulation S-B prior to retaining such firm as its new independent registered public accounting firm.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	16.1	Letter from Jewett, Schwartz, Wolfe & Associates to the Securities and Exchange Commission dated August 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENO TRANSPLANTS CORPORATION

Date: August 15, 2007	/s/ Wayne Smith
Wayne Smith
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16.1	Letter from Jewett, Schwartz, Wolfe & Associates to the Securities and Exchange Commission dated August 9, 2007